UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 16, 2005

                              DHB INDUSTRIES, INC.
                              ____________________
             (Exact name of registrant as specified in its charter)


                         Commission File Number: 0-22429


              Delaware                                     11-3129361
              ________                                     __________
       State of Incorporation                     (IRS Employer Identification
                                                            Number)

400 Post Avenue, Suite 303, Westbury, New York              11590
______________________________________________              _____
(Address of principal executive office)                   (Zip Code)

(516) 997-1155
______________
(Registrant's telephone number, including area code)

______________________________________________________
(Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                    (Page 1)

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On March 16, 2005, DHB Industries, Inc. (the "Company") issued a press release announcing the Company's fourth quarter and year-end 2004 results. The press release is filed as Exhibit 99.1 hereto, and is incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Not Applicable

         (b) Not Applicable

         (c) The following Exhibit is filed as part of this Current Report on Form 8-K:



EXHIBIT 99.1 NEWS RELEASE OF DHB INDUSTRIES, INC. ISSUED MARCH 16, 2005: DHB INDUSTRIES ANNOUNCES RECORD 4TH QUARTER RESULTS. (FURNISHED SOLELY PURSUANT TO
ITEM 2.02 OF FORM 8-K).


                                    (Page 2)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              DHB INDUSTRIES, INC.


                                              By: /S/ DAWN M. SCHLEGEL
                                                 _____________________________
                                                      Dawn M. Schlegel
                                                      Chief Financial Officer


Dated:  March 16, 2005




                             (Page 3)

                                  EXHIBIT INDEX

                                                                        Page No.

           99.1      News Release of DHB  Industries,  Inc. issued          5
                     March  16,  2005:  DHB  Industries  Announces
                     Record 4th Quarter Results (furnished solely pursuant to Item 2.02 of Form 8-K).






                                    (Page 4)